UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2015 (November 22, 2015)

TIGER JIUJIANG MINING, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-54567
(State or other jurisdiction of	(Commission File Number)
incorporation)

6/F, No.81 Meishu East Road, Kaohsiung, Taiwan	804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 888-755-9766

     _______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 22, 2015, the Company’s shareholders voted unanimously to file a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of Wyoming. As a result of the Amendment, the Company shall change its name with the State of Wyoming from Tiger Jiujiang Mining, Inc. to VinCompass Corp and to increase the total number of authorized stock of the Corporation from 400,000,000 to 402,000,000 shares consisting of: (i) 400,000,000 shares of common stock, par value $0.001 per share (“Common Stock”); and (ii) 2,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). The Preferred Stock shall have 100:1 voting rights, wherein for every 1 share of Preferred Stock held, the Holder shall have 100 common stock votes. The Preferred Stock shall have a conversion right of 10:1, wherein every 1 share of Preferred Stock may be converted into 10 shares of Common Stock.

On December 14, 2015, FINRA approved the Corporate Name Change to VinCompass Corp. and the Name Change will take effect on December 15, 2015. A copy of the Articles of Amendment is filed herewith as Exhibit 3.01.

ITEM 8.01	OTHER EVENTS

Corporate Name Change, Symbol Change and Forward Stock Split

On November 22, 2015, the Company’s Board of Directors, having received the unanimous written consent of the shareholders of the Company’s outstanding shares of common stock, approved: (i) an amendment to the Company’s Articles of Incorporation to change the Company’s name from Tiger Jiujiang Mining, Inc. to VinCompass Corp. (the “Corporate Name Change”); (ii) a change to the Company’s OTC trading symbol from TIGY to VCPS (the “Symbol Change”); and, a 5-for-1 forward stock split (“Forward Split”) of the issued and outstanding shares of Common Stock of the Company, payable as a dividend and upon surrender of certificates. As a result of the Forward Split, the current 8,500,000 issued and outstanding shares of Common Stock shall represent 42,500,000 post Forward Split shares; any and all fractional shares resulting from the Forward Split shall be rounded up to the next whole share. Under Wyoming corporation law, the consent of the holders of a majority of the voting power is effective as stockholders' approval. An Information Statement on Schedule 14 pertaining to the Corporate Name Change, Symbol Change, and Forward Split was not required as the shareholders unanimously voted in favor of the corporate action.

On December 14, 2015, FINRA approved the Corporate Name Change, Symbol Change, and the Forward Split will take effect on December 15, 2015. The Forward Split shares are payable upon surrender of certificates to the Company's transfer agent. Accordingly, the Company’s symbol will change to TIGYD to reflect the Forward Split and Symbol Change and twenty (20) business days thereafter, the “D” will be removed and the symbol will change to VCPS.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number		Description of Exhibit
3.01		Articles of Amendment to Articles of Incorporation filed with the Secretary of State of Wyoming dated December 7, 2015 (1)

	(1)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER JIUJIANG MINING, INC.
/s/ Peter Lachapelle
Peter Lachapelle
President, Secretary, CEO and Director

Date: December 14, 2015